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                                                                   EXHIBIT 10.16


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                    FIRST AMENDMENT TO CONTRIBUTION AGREEMENT

                                      among

                        T & W FUNDING COMPANY IV, L.L.C.
                                   ("Issuer")

                           T & W FINANCIAL CORPORATION
                      (formerly known as T&W LEASING, INC.)
                                   ("Company")

                             T & W FINANCE CORP. III
                                 ("Contributor")

                             T & W FINANCE CORP. IV
                                 ("Contributor")

                                       and

                         T & W FINANCE COMPANY V, L.L.C.
                                 ("Contributor")





                           Dated as of April 30, 1996



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        This FIRST AMENDMENT TO CONTRIBUTION AGREEMENT, dated as of April 30,
1996 (herein, as amended and supplemented from time to time as permitted hereby, called this "First Amendment"), is entered into by and among T & W FUNDING COMPANY IV, L.L.C., a Delaware limited liability company (herein, together with its permitted successors and assigns, called the "Issuer"), T & W FINANCIAL CORPORATION (formerly known as T&W LEASING, INC.), a Washington corporation (herein, together with its permitted successors and assigns, called the "Company"), T & W FINANCE CORP. III, a Delaware corporation, T & W FINANCE CORP. IV, a Delaware corporation, and T & W FINANCE COMPANY V, L.L.C., a Delaware limited liability company (herein, each together with its permitted successors and assigns, a "Contributor" and, collectively, the "Contributors").

                              PRELIMINARY STATEMENT

        The Issuer has entered into an Indenture dated as of July 1, 1995 (the "Indenture"), with T&W Financial Corporation, as Servicer (the "Servicer"), the Trustee and the Back-up Servicer pursuant to which the Issuer has issued and intends to issue from time to time, its Lease-Backed Notes (the "Notes"). In furtherance thereof, the Issuer, the Contributors and the Company have entered into the Contribution Agreement, dated as of July 1, 1995 (the "Agreement") to provide for, among other things, an agreement as to the terms of the contribution by the Contributors of certain of their right, title and interest in and to certain Lease Assets which the Issuer has and will be pledging with the Trustee; in addition the Company therein has made certain covenants, representations and warranties with respect to Lease Contracts that it originated on behalf of the Contributors.

        The Issuer has duly authorized the execution and delivery of this First Amendment to amend the Agreement as set forth herein. All covenants and agreements made by the Issuer, the Company, the Contributors and the Issuer herein are for the benefit and security of the Holders of the Notes and the Bond Insurer. Capitalized terms not defined herein shall have the meaning set forth in the Agreement or the Indenture.

        All things necessary to make this First Amendment a valid agreement of the Issuer, the Company and each of the Contributors in accordance with its terms have been done.

                                    ARTICLE I

        Section 1.01 Amendment to Article III of the Agreement. (a) Clause (x) of subparagraph (b) of Section 3.01 of the Agreement shall be removed in its entirety and replaced with the following:


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        (x) Lease Contracts with a remaining term exceeding 60 months do not account for more than 10% of the Aggregate Implicit Principal Balance.


        Section 1.02. Effect of Amendment. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with the terms set forth therein and is hereby ratified and confirmed in all respects by the parties thereto.

        Section 1.03. Counterparts. This First Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


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IN WITNESS WHEREOF, the Issuer, the Company and each of the Contributors have caused this First Amendment to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.


                                             T & W FUNDING COMPANY IV, L.L.C.,
                                                 Issuer


                                             By:
                                                 Name:
                                                 Title:

                                             T & W FINANCIAL CORPORATION,
                                                 the Company


                                             By:
                                                 Name:
                                                 Title:

                                             T & W FINANCE CORP. III,
                                                 Contributor


                                             By:
                                                 Name:
                                                 Title:

                                             T & W FINANCE CORP. IV,
                                                 Contributor


                                             By:
                                                 Name:
                                                 Title:

                                             T & W FINANCE COMPANY V, L.L.C.,
                                                 Contributor


                                             By:
                                                 Name:
                                                 Title:


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ACKNOWLEDGED AND ACCEPTED:

NORWEST BANK MINNESOTA, NATIONAL
        ASSOCIATION, as Trustee


By _______________________________
        Name:
        Title:

MBIA INSURANCE CORPORATION, as
        Bond Insurer


By _______________________________
        Name:
        Title:


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              CONSENT TO FIRST AMENDMENT TO CONTRIBUTION AGREEMENT


        The undersigned, being the only Noteholder representing 100% of the Notes (as defined in the First Amendment to Contribution Agreement to which this Consent is attached), hereby consents to the terms and conditions of the First Amendment to Contribution Agreement to which this Consent is attached and the execution thereof by the Issuer, the Company, the Contributors, the Trustee and the Bond Insurer.

        Noteholder:

        TLC INVESTMENT TRUST

        By:  The Industrial Bank of Japan, Limited,
               New York Branch, as Attorney-in-fact





        By:_____________________________
              Name:
              Title: